   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 16, 1995

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     /X/ Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           APEX MUNICIPAL FUND, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           APEX MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(t)(1), or 14a-6(J)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------
Notes:

---------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 15, 1995
                            ------------------------

TO THE STOCKHOLDERS OF APEX MUNICIPAL FUND, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Meeting") of Apex Municipal Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, December 15, 1995, at 9:00 A.M. for the following purposes:

          (1) To elect one Class III Director to serve until the 1998 Annual Meeting of Stockholders;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on November 8, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after December 1, 1995, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

     You are cordially invited to attend the Meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                         By Order of the Board of Directors

                                              MARK B. GOLDFUS
                                                 Secretary
Plainsboro, New Jersey
Dated: November 16, 1995

                                PROXY STATEMENT
                            ------------------------

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1995 ANNUAL MEETING OF STOCKHOLDERS

                               DECEMBER 15, 1995

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Apex Municipal Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1995 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Friday, December 15, 1995 at 9:00 A.M. The approximate mailing date of this Proxy Statement is November 22, 1995.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Class III Director, to serve for a three year term and for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on November 8, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of November 8, 1995, the Fund had outstanding 19,544,644 shares of common stock, par value $.10 per share. To the knowledge of the Fund, as of November 8, 1995, no person was the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     Approval of Items 1 and 2 will require the affirmative vote of a majority of votes cast by the Fund's shareholders, voting in person or by proxy, at a meeting in which a quorum is duly constituted. The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTOR

     Pursuant to the Articles of Incorporation of the Fund, the Board of Directors is divided into three classes, designated Class I, Class II and Class
III. Each class has a term of office of three years, and each year the term of office of one class will expire. A Director elected by stockholders will serve until the Annual Meeting of Stockholders for the year in which his term expires and until his successor is elected and qualified.

     It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of Arthur Zeikel, the Class III Director whose current term expires at the Meeting. The Board of Directors of the Fund knows of no reason why the nominee will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

     Certain information concerning the nominee and the other Directors is set forth as follows:

                                                                                                  SHARES
                                                                                                  OF
                                                                                                  COMMON
                                                                                                  STOCK
                                                                                                  OF
                                                                                                  THE
                                                                                                  FUND
                                                                                                  BENEFICIALLY
                                                                                                  OWNED
                                                                                                  AT
                                            PRINCIPAL OCCUPATION                                  NOVEMBER
                                           DURING PAST FIVE YEARS                   DIRECTOR      8,
        NAME AND ADDRESS                 AND PUBLIC DIRECTORSHIPS(1)         AGE    SINCE         1995
---------------------------------  ---------------------------------------   ---    ----          ---
Class III Nominee to serve until
the 1998 Annual Meeting of
Stockholders:
Arthur Zeikel(1)(3)..............  President of Fund Asset Management,       63     1989           0
  P.O. Box 9011                    L.P. ("FAM") (which term as used herein
  Princeton, New Jersey              includes its corporate predecessors)
  08543-9011                         since 1977; President of MLAM (which
                                     term as used herein includes its
                                     corporate predecessors) since 1977;
                                     President and Director of Princeton
                                     Services, Inc. ("Princeton Services")
                                     since 1993; Executive Vice President
                                     of Merrill Lynch & Co., Inc.
                                     ("ML&Co.") since 1990; Executive Vice
                                     President of Merrill Lynch, Pierce,
                                     Fenner & Smith Incorporated ("Merrill
                                     Lynch") since 1990 and a Senior Vice
                                     President thereof from 1985 to 1990;
                                     Director of Merrill Lynch Funds
                                     Distributor, Inc. ("MLFD").
Class I Directors serving until
the 1997 Annual Meeting of
Stockholders:
Joe Grills(1)(2).................  Member of the Committee of Investment     60     1994           0
  183 Soundview Lane               of Employee Benefit Assets of the
  New Canaan, Connecticut 06840      Financial Executives Institute
                                     ("CIEBA") since 1986, member of
                                     CIEBA's Executive Committee since
                                     1988 and its Chairman from 1991 to
                                     1992; Assistant Treasurer of
                                     International Business Machines
                                     Incorporated ("IBM") and Chief
                                     Investment Officer of IBM Retirement
                                     Funds from 1986 until 1993; Member of
                                     the Investment Advisory Committee of
                                     the State of New York Common
                                     Retirement Fund; Director, Duke
                                     Management Company; Director, LaSalle
                                     Street Fund.

                                                                                                  SHARES
                                                                                                  OF
                                                                                                  COMMON
                                                                                                  STOCK
                                                                                                  OF
                                                                                                  THE
                                                                                                  FUND
                                                                                                  BENEFICIALLY
                                                                                                  OWNED
                                                                                                  AT
                                            PRINCIPAL OCCUPATION                                  NOVEMBER
                                           DURING PAST FIVE YEARS                   DIRECTOR      8,
        NAME AND ADDRESS                 AND PUBLIC DIRECTORSHIPS(1)         AGE    SINCE         1995
---------------------------------  ---------------------------------------   ---    ----          ---
Walter Mintz(1)(2)...............  Special Limited Partner of Cumberland     66     1989           0
  1114 Avenue of the Americas        Associates (investment partnership)
  New York, New York 10036           since 1982.
Class II Directors serving until
the 1996 Annual Meeting of
Stockholders:
Melvin R. Seiden(1)(2)...........  President of Silbanc Properties, Ltd.     65     1989           0
  780 Third Avenue                 (real estate, investment and
  Suite 2502                         consulting) since 1987; Chairman and
  New York, New York 10017           President of Seiden & de Cuevas, Inc.
                                     (private investment firm) from 1964
                                     to 1987.
Stephen B. Swensrud(1)(2)........  Principal of Fernwood Associates          62     1989           0
  24 Federal Street                (financial consultants).
  Boston, Massachusetts 02110

---------------

(1) Each of the nominee and the other Directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser.

(2) Member of Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the year ended June 30, 1995, the Board of Directors held 4 meetings and the Audit Committee held 4 meetings. Each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $5,000 per year plus $250 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at those meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Directors, an additional fee of $1,000 per year plus $500 per Audit Committee meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $45,184 for the year ended June 30, 1995.

     The following table sets forth for the fiscal year ended June 30, 1995 compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                AGGREGATE
                                                                              COMPENSATION
                                                        PENSION OR            FROM FUND AND
                                                    RETIREMENT BENEFITS     FAM/MLAM ADVISED
          NAME OF               COMPENSATION          ACCRUED AS PART         FUNDS PAID TO
         DIRECTOR                 FROM FUND          OF FUND EXPENSES           DIRECTORS
------------------------------------------------------------------------------------------------
Joe Grills(1)                      $9,000                  None                 $190,383
Walter Mintz(1)                    $9,000                  None                 $157,325
Melvin R. Seiden(1)                $9,000                  None                 $157,325
Stephen B. Swensrud(1)             $9,000                  None                 $165,325
Harry Woolf(1)(2)                  $9,000                  None                 $157,325

---------------

(1) In addition to the Fund, the Directors serve on the boards of other FAM/MLAM Advised Funds as follows: Mr. Grills (36 funds and portfolios); Mr. Mintz (36 funds and portfolios); Mr. Seiden (36 funds and portfolios); Mr. Swensrud (46 funds and portfolios); and Mr. Woolf (36 funds and portfolios).

(2) Mr. Woolf is retiring from the Board of Directors pursuant to the Fund's retirement policy and is not a nominee for election to the Board of Directors.

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                          OFFICER
                                                                                           SINCE
              NAME AND PRINCIPAL OCCUPATION                      OFFICE            AGE    tD-
    --------------------------------------------------  -------------------------  ---
    Arthur Zeikel.....................................          President          63       1989
      President of FAM (which term as used herein
         includes its corporate predecessors) since
         1977; President of MLAM (which term as used
         herein includes its corporate predecessors)
         since 1977; President and Director of
         Princeton Services since 1993; Executive Vice
         President of ML&Co. and Merrill Lynch since
         1990 and a Senior Vice President of Merrill
         Lynch from 1985 to 1990; Director of MLFD.
    Terry K. Glenn....................................  Executive Vice President   55       1989
      Executive Vice President of FAM and MLAM since
         1983; Executive Vice President and Director
         of Princeton Services since 1993; President
         of MLFD since 1986 and Director thereof since
         1991; President of Princeton Administrators,
         L.P. since 1988.
    Vincent R. Giordano...............................       Vice President        51       1989
      Senior Vice President of FAM and MLAM since
         1984.
    Kenneth A. Jacob..................................       Vice President        44       1989
      Vice President of FAM and MLAM since 1984.
    Donald C. Burke...................................       Vice President        35       1993
      Vice President and Director of Taxation of MLAM
         since 1990; Employee of Deloitte & Touche LLP
         from 1982 to 1990.
    Gerald M. Richard.................................          Treasurer          46       1989
      Senior Vice President and Treasurer of FAM and
         MLAM since 1984; Senior Vice President and
         Treasurer of Princeton Services since 1993;
         Vice President of MLFD since 1981 and
         Treasurer since 1984.
    Mark B. Goldfus...................................          Secretary          49       1989
      Vice President of FAM and MLAM since 1985.

     Stock Ownership. At November 8, 1995, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1/4 of 1% of the common stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of a Director (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Accordingly, the Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares in the same proportion as it has voted shares for which it has received instructions. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Items 1 or 2.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended June 30, 1995, to any stockholder upon request. Such requests should be directed to Apex Municipal Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Mark B. Goldfus, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1996 Annual Meeting of Stockholders of the Fund which is anticipated to be held in December 1996, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by July 19, 1996.

                                            By Order of the Board of Directors

                                                     MARK B. GOLDFUS
                                                        Secretary
Dated: November 16, 1995

                           APEX MUNICIPAL FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Mark B. Goldfus as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side hereof, all the Common Stock of Apex Municipal Fund, Inc. (the "Fund") held of record by the undersigned on November 8, 1995, at the annual meeting of stockholders of the Fund to be held on December 15, 1995 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                (Continued and to be signed on the reverse side)




      1.         ELECTION OF DIRECTOR                      FOR the nominee listed / /           WITHHOLD AUTHORITY to vote for
                 CLASS III NOMINEES TO SERVE UNTIL                                              the nominee listed / /
                 1998 ANNUAL MEETING OF STOCKHOLDERS:
                 ARTHUR ZEIKEL

      2.         Proposal to ratify the
                 selection of Deloitte &
                 Touche LLP as the independent
                 auditors of the Fund to serve
                 for the current fiscal year.              FOR / /   AGAINST / /  ABSTAIN  / /

      3.         In the discretion of such
                 proxies, upon such other
                 business as may properly come
                 before the meeting or any
                 adjournment thereof.


Please sign exactly as name appears hereon.
When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

Dated:                       , 1995
        ---------------------

X
  ---------------------------------
            Signature


X
  ---------------------------------
    Signature, if held jointly


PLEASE MARK BOXES /FILL IN COMPLETELY/ OR /X/ IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.